EXHIBIT 99.2
                                                                    ------------

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss.1350, I, the undersigned Chief Financial and Marketing Officer of j2 Global Communications, Inc. (the "Company"), hereby certify that this Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Nehemia Zucker
                                           -------------------------------------
                                           Nehemia Zucker
                                           Chief Financial and Marketing Officer
                                           (Principal Financial Officer)

Dated: May 8, 2003



THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO 18 U.S.C. SS.1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.